Number CAD                     [CADUS LOGO]                      ______ Shares

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
    THIS CERTIFICATE IS TRANSFERABLE IN DALLAS, TEXAS AND NEW YORK, NEW YORK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 127639 10 2
THIS IS TO CERTIFY THAT


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                            PAR VALUE $.01 PER SHARE

of CADUS PHARMACEUTICAL CORPORATION (herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed or assigned for transfer. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated

/s/ JAMES S. RIELLY                                   /s/ JEREMY LEVIN
    ---------------                                       ---------------
    Secretary                                             President & CEO

Countersigned and Registered:
                             THE HERMAN GROUP, INC.
                                  (Dallas, TX)

                                                    Transfer Agent and Registrar
By:

                                                            Authorized Signature



                                                       [CADUS CORPORATE SEAL]

                        CADUS PHARMACEUTICAL CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM--as tenants in common
        TEN ENT--as tenants by the entireties
        JT TEN --as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--____________ Custodian __________
                     (Cust)                 (Minor)
                     Under Uniform Gifts to Minors
                     Act _________________________
                                (State)

       Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to trasfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -------------------------

          NOTICE
THE SIGNATURE TO THIS                    X
ASSIGNMENT MUST CORRESPOND                -------------------------------------
WITH THE NAME AS WRITTEN                             (SIGNATURE)
UPON THE FACE OF THE
CERTIFICATE IN EVERY                     X
PARTICULAR, WITHOUT                       -------------------------------------
ALTERATION OR ENLARGEMENT                             (SIGNATURE)
OR ANY CHANGE WHATEVER.

The signatures should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guaranteed medallion program) pursuant to S.E.C. Rule 17Ad-15.
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SIGNATURE(S) GUARANTEED BY:



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